UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2020

9 Meters Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	NMTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On October 2, 2020, 9 Meters Biopharma, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Sales Agreement, dated July 22, 2020 (the “Sales Agreement”), that it had entered into with Truist Securities, Inc. (formerly, SunTrust Robinson Humphrey, Inc.), as sales agent. The Amendment will be effective when the Company’s shelf registration statement on Form S-3 (File No. 333-249268) (the “New Registration Statement”) becomes effective.
Before being amended, the Sales Agreement provided for the sale and issuance of shares of Company common stock, par value $0.0001 per share (the “Shares”), in an “at the market offering” (the “ATM Offering”) pursuant to shelf registration statement on Form S-3 (File No. 333- 223669) (the “Prior Registration Statement”), which includes a base prospectus, dated July 13, 2018, and a prospectus supplement, dated July 22, 2020, providing for the sale of up to $40.0 million of Shares in the ATM Offering. As of October 1, 2020, the Company has issued and sold 3,296,045 Shares under the Sales Agreement for gross proceeds of $2,478,842. Shares may continue to be sold under the Sales Agreement pursuant to the Prior Registration Statement until the effective date of the New Registration Statement.
The Amendment to the Sales Agreement provides for the issuance and sale of Shares in the ATM Offering pursuant to the New Registration Statement. The issuance and sale of Shares in the ATM Offering will be made under the New Registration Statement, once it is effective, pursuant to a prospectus, which has been filed with the New Registration Statement.
The foregoing description of the Sales Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement and the Amendment, copies of which are filed herewith as Exhibits 1.1 and 1.2, and are incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell the Shares or a solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 1.1
Sales Agreement, dated as of July 22, 2020, between 9 Meters Biopharma, Inc. and Sun Trust Robinson Humphrey, Inc. (incorporated by reference to Exhibit 1.1 to our Current Report on Form 8-K filed with the SEC on July 22, 2020.)

Exhibit 1.2	Amendment No. 1, dated October 2, 2020, to the Sales Agreement between 9 Meters Biopharma and Truist Securities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9 Meters Biopharma, Inc.

Date: October 2, 2020	By:	/s/ Edward J. Sitar
Edward J. Sitar
Chief Financial Officer